Exhibit 10.5

No.: 95082024280509

Of
Shanghai
Pudong
Developme
nt Bank,
SPD BANK

Working capital loan contract

Re
ct

Contract version number: SPDB202109

Working capital loan contract

Borrower: Hangzhou new son photoelectricity a branch of academic or vocational study skill have limit state-owned take charge of Main business address: No.19, Feicui Road, Jinnan Street, Lin'an District, Hangzhou City, Zhejiang Province

Contact person: Meng Yanling Tel.: 13456797711

Fax: Email address: 1

Lender: Shanghai Pudong Development Bank Co., LtdHangzhou, Lin'an BranchLineMain business address: No.417, Qianwang Street, Lin'an District, Hangzhou city

Contact person: Zhang Yuhang Tel.: 63805939

in view of:

The borrower applies for working capital loan to the lender due to capital turnover; after examination, the lender agrees to issue the loan according to the terms and conditions of this contract. In order to clarify the rights and obligations of both parties, we hereby enter into this Contract in accordance with the relevant laws, regulations and rules of the People's Republic of China.

Meanwhile, the Borrower and the Lender confirm the following primary terms:

1 .(Please select the following box according to the situation, not selected x)

Gang this contract as the financing line agreement (hereinafter referred to as the financing amount agreement) affiliated financing documents signed, this contract, all the terms into the financing line agreement, and as a part of its (if the borrower has signed the

financing line agreement, should choose this, and indicate the financing amount agreement number);

☑ This Contract is an independent credit document signed between the Borrower and the Lender (if the Borrower and the Lender do not signed a financing quota agreement, this shall be selected);

2. (If the purpose of the loan is to borrow new and old or renew the loan business, this item must be selected)

It is well known that the loan purpose of this contract is to repay the loan under the original contract name: Working Capital Loan Contract (signing date: April 13,2023 No.: 95082023280593).

Part I: The Commercial Clause

1. Loan types: ☐ Short-term working capital loan: medium-term working capital loan

2. The loan amount under this contract is RMB (currency) one hundred four ten Ten thousand yuan only (in words).

3. The specific purpose of the loan under this contract is: this loan is used to repay the loan principal under the Working Capital Loan Contract under the original contract No. (95082023280593).

4. The term of loan under this contract is (please choose in the following box, and mark x if not selected):

Since April 1,2024 0 Day to 2 0 2 5 April 1 0 call;

Gang from the date of the first withdrawal___________ Years (or _ _ months).

The actual withdrawal date and repayment date shall be subject to the date recorded on the IOU (loan certificate) handled by both the lender and the borrower. The last repayment date shall not exceed the term of the loan agreed in this contract. The IOU (loan certificate) is an integral part of this contract.

5. The loan interest rate under this contract is: (please choose in the following box, and call x if not selected): ☑ (1) RMB loan interest rate:

Each loan under this contract is issued at the national interbank lending at the end of the day before the actual date of the loan

Heart was announced in the year_Term (term) loan market quoted interest rate (LPR) wind 55.0000 BPS

Calculcalculation, if the interest rate is less than 0%, 0%.(The quoted interest rate in the loan market is the annual interest rate, which can be checked through the National Interbank Lending Center and the website of the People's Bank of China).

For each loan under this contract, during the loan period, the loan interest rate (please

In the following box, select x):

☑ No adjustment, it is a fixed interest rate;

Due to the adjustment of the interest rate from the interest rate adjustment date, the loan market quoted interest rate (LPR) of the above agreed deadline published at the end of the day before the interest rate adjustment date shall be the base, and the floating points and the calculation method of the above agreed interest rate shall remain unchanged. The specific interest rate adjustment date is as follows (please choose in the following box, and call x if not selected):

The interest rate is adjusted annually, and the interest rate adjustment date shall be the corresponding date of the corresponding month of the issuance date of the actual real calendar year. If the actual loan issuance date has no corresponding date of the corresponding month of the second real calendar year, the actual loan issuance date is adjusted as the last day of the corresponding month of the next real calendar year;

The interest rate is adjusted annually, and the interest rate adjustment date is on January 1 of each year;

The interest rate shall adjust the interest rate according to the settlement date, and the interest rate adjustment date is the next day of the settlement date:

The interest rate is adjusted quarterly, and the interest rate adjustment date is at the end of each quarter ____sun;

The area adjusts the interest rate by the month, and the interest rate adjustment day is every month______sun:

Other agreements (specific interest rate

adjustment date): No ________________.(2) Foreign

currency loan interest rate:

Gang 1) Each loan under this Contract is issued by the lender on the actual issuance date of the loan___/___individual___/___

(Year / month / week) (hereinafter referred to as the "benchmark interest rate period")____/_____(LIBOR / HIBOR / S IBOR), calculated as the benchmark interest rate plus / BPS (hereinafter referred to as "spread" and the spread 0). If the benchmark interest rate is less than 0%, the benchmark interest rate shall be implemented at 0%.

After the issuance of each loan under this contract, the loan interest rate shall be adjusted during the loan period by: (please choose in the following box, and call x if not selected):

From the issuance date of each loan, the loan interest rate shall be adjusted according to the term of the benchmark interest rate agreed herein, the latest foreign currency benchmark interest rate of the same period of the corresponding date and the interest rate spread agreed herein. If the benchmark interest rate is less than 0%, the benchmark interest rate is implemented at 0%

The gang fixed interest rate, or the interest rate, is not adjusted.

Area 2) The interest rate of foreign currency loans under this contract is specified in the Supplementary Foreign Currency Interest Rate Contract signed by both parties.

Gang 3) The interest rate for each loan under this contract is%, which is a fixed interest rate and will not be adjusted during the loan period.

6. The loan interest settlement method under this contract is (please choose in the following box, not selected x): if

the interest is settled monthly, the interest settlement

date is the 20 (20) day of each month;

☐ settled quarterly, the settlement date is the twentieth (20) day at the end of each quarter;

Other ways: no

And each repayment interest

under this contract shall be

paid along with this

contract.7. The penalty

interest rate under this

Contract is:

(1) The overdue penalty interest rate of this contract shall be 50% of the loan execution rate applicable to the penalty interest date.

(2) The misappropriation penalty interest rate of the loan not used according to the purposes agreed herein shall be charged by 100 on the applicable loan execution interest rate of the penalty interest date____% carry out.

If the currency of the loan is foreign currency, if there are other

provisions in the foreign currency interest rate supplement contract or

the foreign currency interest rate change contract signed by both parties,

the provisions shall apply.

8. The loan withdrawal period under this contract is from April 1 0,2024 To the year 0 in 2024 4 moon 1 0 Day stop.

The first withdrawal should be drawn up by 0410,2024.

9. The withdrawal plan for the loan under this contract is as follows (please choose in the following box, and call x if not selected): ☑ The withdrawal plan is shown in the following table:

order number	date of draft	Withdrawal amount
1	April 10, 2024	RMB one million and four hundred thousand yuan only (in words)
2	. dayssun	(amount in words)
3	dayssun	(amount in words)
4	daysH	(amount in words)
5	yearMonth and day	(amount in words
6	dayssun	(amount in words)

Other withdrawal plans are agreed upon to be:__________________________________

____

10. The repayment plan for the loan under this contract is as follows (please choose in the following box, and call x if not selected): The repayment plan is shown in the following table:

order number	Repayment date	Repayment amount
1	dayssun	(amount in words)
2	dayssun	(amount in words)
3	dayssun	(amount in words)
4	dayssun	(amount in words)
5	YTD	(amount in words)
6	YTD	(amount in words)

Other repayment plan agreement: due one-time repayment

____

11. Liquidated damages when repaying the loan in advance: equivalent to the total amount of the loan in advance / % Or RMB (currency) / Yuan Yuan (in words).

12. The principal amount of the loan repaid in advance shall not be less than the person Civil currency (the currency) zero Ten thousand yuan only (in words).

13. Account opening (RMB loan is one of the following modes, foreign currency loan should choose special account mode, not selected x)

☑ Non-special account mode:

(1) The general settlement account opened by the Borrower with the Lender is:

Bank: Shanghai Pudong Development Bank Co., Ltd., Hangzhou Lin'an Sub-branch

Account name: Hangzhou Xizi Photoelectric Technology Co., LTD

Account number: 95080078801000002147

(2) The fund withdrawal account opened by the Borrower at the Lender is:

Bank: Shanghai Pudong Development Bank Co., Ltd., Hangzhou Lin'an Sub-branch

Account name: Hangzhou Xizi Optoelectronic Technology Co., LTD take charge of

Account number: 95080078801000002147 Gang

Special Account mode:

(1) The special working capital loan account opened by the borrower with the Lender is:

Opening bank: ______________________________

name in an account book: ______________________________

account number: ______________________________

(2) The general settlement account opened by the Borrower with the Lender is:

bank of deposit: ______________________________

name in an account book: ______________________________

account number: ______________________________

(3) The fund withdrawal account opened by the Borrower at the Lender is:

bank of deposit: ______________________________

name in an account book: ______________________________

account number: ______________________________

14. Entrusted payment by the Lender: If the payment object is clear and the amount of a single payment exceeds RMB zero yuan (in currency amount), the entrusted payment by the lender shall be adopted.

15. Guarantor and security contracts for debts under this Contract include but are not limited to:

Guarantee Contract No. [ZB950820220000054];

☑ Guarantee Ma Jianhua "Guarantee Contract" No. [ZB95082022000055];

☑ Mortgor Meng Shiling______________________________Mortgage Contract No. [20950820200000027]

The pledee______________________________Pledge Contract No. [1];

Gang other guarantee____

16. Handling of breach of contract.

Liquidated damages: five percent of the loan principal amount (in words) or /

17. The xes to this Contract include:

(1) Application for withdrawal

(2) [ ].

《 [ ].

(3) [ ].

(4) [ ].

(5)

18. Other matters agreed upon by both parties.

not have

19. This contract is made in the original form two , One of which the borrower holds one One copy for the lender portion, / hold Copy, each copy has the same legal effect.

(After Part I)

☆ 11023169Page 6ZDZCEDGJ

Part II, General Terms

Article 1 Loan

1. The borrower irrevocably agree and confirm: the lender has the right to laws and regulations and policy changes, or by the government macro monetary policy or financial regulatory policy, or based on the market situation, capital position and financial cost, their own business needs, the borrower's ability or financial status consider adjustment, increase the loan conditions, or other major situation changes, can suspend, reduce or cancel the loan, and notify the borrower.

2. The loan under this contract shall be used in accordance with the purpose of the loan agreed herein. The borrower shall not misappropriate or occupy the loan for investment in fixed assets, equity and other investments, and shall not be used in the fields and purposes prohibited by the state or other activities that do not conform to the purpose of working capital loan.

Article 2 Interest rate and interest calculation method of the loan

1. Unless otherwise agreed herein, the interest on the loan under this contract shall be actually withdrawn from the date when the lender issues the loan

The amount and the occupied days are calculated and collected. Occupancy days include the first day, excluding the last day. Daily interest rate = monthly interest rate / 30, monthly interest rate = annual interest rate / 12, current daily interest rate = 6360, but when the loan currency is British pound, Hong Kong dollar and Singapore dollar, the daily interest rate = annual interest rate / 365.

2. The Lender has the right to collect the outstanding loan principal due to the borrower ("due" in the Contract including the early maturity of the lender) at the overdue rate of the contract and the actual number of overdue days

Period penalty interest, until the borrower pays off the principal and interest.

3. If the borrower fails to use the loan funds according to the agreed purpose, the lender shall have the right to collect the penalty interest on the amount of the loan used on the breach of the contract from the date of default, until the borrower pays off the principal and interest.

4. If the lender fails to pay the interest on time (including normal interest, overdue penalty interest and misappropriated penalty interest) of the borrower, the lender shall calculate the overdue penalty interest rate according to the amount of the actual overdue days.

5. Unless otherwise agreed by the parties hereto, the calculation method of the loan interest rate under this contract is "single profit method". The interest rate calculation method can be found through the website of the People's Bank of China.

6. The interest rate market is paralyzed

After the issuance of the loan under this Contract, without the applicable LPR (RMB applicable) or LIBOR / HIBOR / SIBOR (foreign currency applicable) rate, the Borrower shall negotiate with the Lender to determine the alternative rate; if no agreement can be reached within five (5) bank business days after the negotiation, the Borrower shall pay all the loan within thirty (30) bank business days from the date of the no agreement. If both parties have signed the supplementary contract of foreign currency interest rate or the foreign currency interest rate change contract when signing this Contract, the interest rate shall be determined in accordance with the provisions of the supplementary contract or the change contract.

Article 3: withdrawal

1. Prior to the first withdrawal, the Borrower shall meet the following conditions:

(1) Submit the application form (see Annex 1 or Annex 2 in the form), the completed Loan (Loan) Certificate and other relevant documents:

(2) This contract and the corresponding guarantee contract (if any) have been signed and continuously established, and the security right has been effectively established;

(3) Submit the borrower's current valid business license, articles of association, and the recent financial statements of the withdrawal date (including but not

Limited to the annual financial report and current statements audited by the certified public accountants in the previous year);

(4) Submit the loan resolution and legal representative made by the shareholders' meeting of the board of directors of the borrower or other institutions with the same effect

The letter of authorization of the authorized representative and the original sample signed by the legal representative and the authorized representative;

(5) The Borrower has opened a relevant account with the Lender as required by the Lender;

(6) The Borrower has performed the obligations stipulated hereunder without any event of breach as stipulated in this Contract;

(7) Other documents or conditions required by the Lender.

2. In addition to the first withdrawal conditions, the borrower shall meet the following conditions before each withdrawal:

(1) Submit the application for withdrawal (see Annex 1 or Annex 2 for the format), the completed pity (loan) voucher at the time and method agreed herein and other relevant documents;

(2) The representations and warranties made by the Borrower under this Contract shall be valid;

(3) The Borrower has performed the obligations stipulated hereunder without any event of breach as stipulated in this Contract;

(4) Other documents or conditions required by the Lender.

3 .draw money

(1) The Borrower shall make a lump sum withdrawal or installment withdrawal in accordance with the withdrawal plan agreed herein, and submit the application for withdrawal to the Lender (see Annex 1 or Annex 2 for the format) before three (3) bank business days of each withdrawal date due for the withdrawal date;

(2) If the borrower needs to delay or change the withdrawal date, it shall be three (3) bank business days before the expiration of the withdrawal date

With the consent of the Lender, the Lender shall have the right to require the Borrower to pay the loss of interest thus incurred by the Lender (loss of interest = interest on the deferred withdrawal period I interest on the current deposit for the same period):

(3) If the borrower requests to cancel all or part of the loan that has not been withdrawn, it shall apply to the lender three (3) bank days before the business date of the determined withdrawal date or the termination of the withdrawal period, and the application may be made only with the consent of the lender;

(4) If the borrower fails to go through the withdrawal procedures within the expiration of the withdrawal period and fails to apply for delaying the withdrawal, the lender has the right to cancel the unwithdrawn loan;

The Lender shall have the right to waive one or more of the above withdrawal conditions without affecting any rights of the Lender under this Contract.

Article 4 Account opening and management

1. At the time of signing this Contract, the borrower shall have opened a general settlement account and capital withdrawal account with the lender (see part I of this Contract), and the special account for working capital loan (if any) as agreed upon by both parties. The borrower agrees to the loan

The Person shall monitor the aforementioned account of the borrower.

2. If no special account for working capital loan, the general settlement account is used to calculate the borrower's application at the lender

Issuance of borrowing funds and payment of borrowing funds.

If a special account for working capital loan is opened, the special account for working capital loan shall be used for accounting purposes to calculate the issuance and payment of loan funds of the borrower applied by the borrower at the lender, and the interest of the funds in the account shall be calculated according to the current deposit. The borrower agrees that, in addition to the seal reserved by the borrower, the special account for working

capital loan shall also reserve the special seal for the payment of loan funds of the lender.

Without the written consent of the lender, the borrower shall not arbitrarily change the reserved seal of the special account for the working capital loan.

3. The Borrower confirms that the fund withdrawal account is the income account and repayment reserve account under this Contract. Borrower's

Revenue cash flow or the overall cash flow of the borrower shall be entered into the capital withdrawal account.

The Borrower warrants that on each repayment date hereunder and within three (3) days before, the balance of the funds in the Borrower's repayment reserve account shall not be less than the amount payable by the Borrower in the current period. The borrower agrees that in the servicing date and before three (3) days, the lender shall have the right to the borrower will cause the repayment reserve account balance, in the current service amount of foreign payment behavior to limit or refuse, to ensure that the repayment reserve account funds balance enough to pay the current servicing.

The lender shall have the right to monitor the fund withdrawal account. When the fund flow of the fund withdrawal account is abnormal, the lender shall have the right to find out the cause from the borrower and take corresponding measures.

Article 5 Supervision of payment

1. The Borrower agrees that the Lender has the right to manage and control the payment of the loan funds through the entrusted payment of the Lender or / and the borrower independently, so as to supervise the use of the loan funds in accordance with the purposes agreed herein.

Entrusted payment by the Lender means that the lender pays the loan funds through the borrower's account to the borrower's transaction object for the purpose of the contract agreed herein according to the borrower's withdrawal application and payment entrustment.

The borrower's independent payment by the borrower means that after the lender issues the loan funds to the borrower's account according to the borrower's withdrawal application, the borrower independently pays to the borrower's transaction object conforming to the purpose agreed in the contract.

2. The Borrower agrees that if the Borrower and the Lender have a newly established credit business relationship and the credit status of the borrower is general, or the payment object is clear and the single payment amount exceeds the amount agreed herein (see Part I of this Contract) Payment, or other circumstances identified by the Lender, shall be in the entrusted payment method of the Lender.

If the entrusted payment method of the lender is adopted, the lender shall have the right to verify whether the payment object of the loan purpose stipulated in the loan contract and the payment amount provided by the borrower are consistent with the supporting materials and materials of the corresponding business contract.

After the examination and approval, the lender shall pay the loan funds to the borrower's transaction object through the borrower's account.

3. When the borrower applies to the lender for external payment of the loan funds, it shall submit the supporting materials that meet the requirements of the lender, including but not limited to:

(1) Documents proving that the purpose of payment conforms to the purpose agreed herein:

(2) Business contract and written documents that truly reflect the borrower's payment obligation. Payment is required without signing a contract

To provide the charging policies and standards approved by the competent department;

(3) If the corresponding invoice or receipt cannot be obtained at the same time of payment, the borrower shall timely submit the corresponding invoice or receipt after the completion of payment:

(4) Legal and valid payment vouchers

(5) Other documents required by the Lender.

The Lender shall have the right to exempt one or more of the above supporting materials and shall not affect any rights of the Lender under this Contract.

4. If the borrower has not opened a special account for working capital loan, the borrower shall submit the application for withdrawal to the lender on three (3) business days of the bank before the date of the proposed withdrawal date), and also propose whether the entrusted payment method of the lender or the independent payment method of the borrower. The Borrower confirms that the Lender has the right to verify whether the relevant information of the borrower meets the payment conditions agreed herein, and has the right to decide the payment method of the loan.

Open a special account for working capital loans, using the lender entrusted payment method, the borrower shall pay to the lender before three (3) the working capital loan special account the borrower reserved seal payment application (format see annex 3 of this contract), the lender has the right to review whether the borrower information conform to the payment conditions of the contract the lender audit agreed, should be stamped on the payment voucher loan funds payment supervision special seal for foreign payment after seal. If the independent payment method is adopted by the borrower, the borrower shall submit the payment application to the lender (see Annex 3 for the format) and the relevant materials three (3) bank business days in advance, and the lender shall have the right to check whether the relevant materials submitted by the borrower meet the conditions agreed herein. If the lender agrees, the borrower shall fill in the payment voucher (the amount of each consolidated payment voucher shall not exceed the amount of entrusted payment by the lender agreed herein). After verification, the lender shall stamp the special seal for the payment supervision of loan funds on the summary payment voucher, and transfer the corresponding funds to the general settlement account of the borrower.

5. If the independent payment method of the borrower is adopted, the borrower shall report the independent payment of the loan funds to the lender on a monthly basis. The lender has the right to check whether the borrower makes the loan payment through account analysis, voucher inspection, on-site investigation, etc

In accordance with the agreed purpose and payment method agreed upon.

6. The Borrower confirms that it shall pay to the Lender the transfer fee arising from the payment of the loan funds, in which the transfer fee is incurred

When, the lender has the right to deduct directly according to the actual amount.

7. In the process of loan issuance and payment, if the borrower has the following circumstances, the lender has the right to request the borrower to make up

Conditions and payment conditions, or change of loan payment method, stop the issuance and payment of loan funds:

(1) Reduction of credit status;

(2) Poor profitability of the main business:

(3) Abnormal use of loan funds.

Article 6 Repayment

1. The borrower shall according to the repayment plan agreed in this contract timely and fully repay the loan principal and interest and the related expenses, the borrower here irrevocably authorize the lender shall have the right to the loan due date or when meet the contract from the account opened in the lender to deduct the amount to repay the lender's creditor's rights.

2. If the borrower returns the loan in advance, it shall submit a written application to the lender before the tenth (10) bank business day prior to the expected repayment date and obtain the written consent of the Lender. Without the prior written consent of the lender, the borrower shall still repay the principal and interest in accordance with the term and interest rate agreed in the contract.

The repayment in advance with the consent of the lender shall be deemed to be due in advance. In such case, the Lender shall also have the right to require the Borrower to pay certain liquidated damages as agreed herein (see Part I of this Contract).

For the repayment in advance, the interest shall be calculated according to the actual days of the borrower and the principal. The principal amount of the repayment in advance shall not be less than the limit stipulated in the first part of this contract: the principal returned by the borrower shall be deducted in reverse order of the repayment plan order agreed in this contract.

3. If the borrower is unable to repay the loan on time due to justifiable reasons, it shall submit an application for the extension of the loan to the lender before the thirty (30) bank business date of the repayment period agreed herein, and prepare necessary materials to go through the relevant extension procedures. If the loan under this contract is guaranteed, mortgaged or pledged, the guarantor, mortgagor and pledgor shall also issue a written consent certificate. Whether to agree to the extension is decided by the lender. If the borrower does not apply for the extension or has not been approved by the lender, the loan shall be transferred to the overdue loan from the next day after the maturity date.

4. The borrower of any returned loan funds shall not be used again.

Article 7 Statement and Warties

The Borrower makes the following representations and guarantees to the Lender made at the time of execution of this Contract and as hereunder

Effective continuously during the same effective period.

1. The borrower is an enterprise (matter) established in accordance with its applicable laws, with independent legal personality, complete financial system and repayment ability

The business legal person and other economic organizations shall have the right to conclude and perform this contract according to law.

2. The Borrower shall have the right to sign this Contract and has completed all authorization and approvals of the Shareholders' Meeting, Board of Directors or other authorized institutions required to sign this Contract and perform its obligations under this Contract. All the terms of this Contract are the true intention of the Borrower and are legally binding on the Borrower.

3. The signing and performance of this contract does not violate the laws (the borrower shall abide by the law under this contract including

the borrower shall abide by the laws, regulations, rules, local regulations, judicial interpretation, etc., the same below), the relevant documents, judgment, ruling, nor with the articles of association of the borrower or its signed any contract, agreement or any other obligations.

4. The Borrower warrants that all financial statements (if any) issued by it comply with the provisions of its applicable laws and that the statements truly, completely and fairly reflect the financial situation of the Borrower.

5. The borrower in the process of signing and performance of the contract abide by the principle of honesty and trustworthy, to the lender including its own, the guarantor of all information, documents, information (including but not limited to the business license, project approval documents, feasibility study report, self-raised funds to carry out the certificate, financial statements, etc.) are true, effective, accurate and complete without any concealment or omission.

6. The Borrower warrants to complete the filing, registration or other procedures required for the validity and lawful performance of this Contract.

7. Since the issuance of a recent audited financial statement, there have been no material adverse changes in the borrower's operating and financial conditions.

8. Strictly abide by the legal provisions in the business activities, carry out various businesses in strict accordance with the provisions of the borrower's business license or the business scope approved according to law, handle the registration and annual inspection procedures on time, and the production and operation are legal, compliant, have the ability to continue the operation, and have legal sources of repayment.

9. Do not give up any due claims, nor dispose of the existing main property for free or by other inappropriate means.

10. The Borrower has disclosed to the Lender the facts and conditions (including but not limited to operating conditions, financial conditions, external guarantees, etc.) that the Lender knows or knows and matters to the lender's decision to grant the loan under this Contract.

11. The borrower guarantees that it has good credit standing and no significant bad record.

12. The Borrower warrants that there are no other circumstances or events that may cause or may have a material adverse impact on the Borrower's performance capacity.

Article 8. Matters agreed upon

The Borrower and the Lender agree as follows:

1. The borrower guarantees to operate according to law and use the loan according to the purposes agreed herein and shall not use it for other purposes. The borrower shall, in accordance with the requirements of the lender, regularly provide all kinds of relevant financial and accounting materials, including monthly and annual statements, and actively cooperate with the lender to supervise the use of the loan and the operation of the borrower. The lender may, at any time inspect and supervise the use of the loan in various ways.

2. The borrower shall pay for the time, amount, currency and interest rate stipulated in this Contract, the application form and the Loan (Loan) Certificate

Return of the principal and interest of the loan under this Contract

3. The Borrower warrants that, in the event of any occurrence or will of any event sufficient to materially adversely affect the Guarantor's financial position or its ability to perform the security obligations, the Borrower will promptly provide new guarantees approved by the Lender.

4. The Borrower undertakes that the Borrower shall not take the following acts without obtaining the written consent of the Lender:

(1) Transfer (including sale, gift, debt repayment, exchange, etc.), mortgage, pledge or other disposal of all or most of its material assets;

(2) Contracting, joint venture, major foreign investment, change of the actual controller or major shareholder, shareholding system transformation and merger (Merger), joint venture (cooperation), division, equity transfer, substantial increase in debt financing, establishment of subsidiaries, property right transfer, capital reduction, suspension of business, dissolution, application for bankruptcy, reorganization or cancellation and other behaviors that may affect the repayment ability of the borrower's;

(3) Provide third parties with guarantees sufficient to have a material adverse impact on their financial position or their ability to perform their obligations under this Contract;

(4) The repayment of other long-term debts in advance may be significantly detrimental to the borrower's ability to perform the obligations hereunder

The ring:

(5) Signing a contract / agreement or undertaking that has a material adverse impact on the Borrower's ability to perform its obligations hereunder

The relevant obligation of this effect.

5. The Borrower undertakes that when the following events occur, the borrower will immediately notify the lender on the date of the event and deliver the original notice to the Lender (with official seal) within five (5) bank business days from the date of the event:

(1) The event occur and the representations and guarantees made by the borrower in this Contract become untrue, inaccurate or invalid.

(2) The Borrower or its controlling shareholder, actual controller or its affiliates is involved in litigation, arbitration or its assets are seized, sealed, frozen, enforced or taken other measures with the same effect, or its legal representative / person in charge is involved in litigation, arbitration or other compulsory measures;

(3) The borrower's legal representative or its authorized agent, responsible person, the main financial responsible person, mailing address, enterprise name, office space and other matters are changed;

(4) the reorganization is applied for by other creditors, bankruptcy or cancellation by the superior competent unit;

(5) of other material adverse events sufficient to affect the solvency of the borrower.

6. The Borrower warrants that it will not violate the normal order of repayment by giving priority to repaying other loans and will not sign any now and in the future

A contract or agreement that will cause a loan under this contract.

7. The Borrower shall, as far as possible, repay and pay the principal and interest of the loan under this Contract in the same currency. In the event that the borrower repaying the debts in different currencies, the borrower shall, by himself or authorize the lender, repay the principal and interest of the currency under the contract in the "deduction agreement" of this contract, and the expenses incurred thereby shall be borne by the borrower

carry on a shoulder pole. When the guarantor pays the debt on behalf of the borrower with different municipal funds, the "deduction agreement" from the guarantee contract, and the expenses incurred therefrom shall be borne by the borrower.

8. Guarantees under this Contract In case of specific circumstances or specific changes, the Borrower shall, as required by the Lender, timely provide other guarantees approved by the Lender. The specific circumstances or specific changes including but not limited to the guarantor production, closed, dissolution, closed, business license is revoked or revoked, application or apply for restructuring, bankruptcy, business or financial condition has significant changes, involving major litigation or arbitration cases, legal representative, directors, supervisors, main management personnel involved, the value of the collateral reduced or may reduce or be seized of property preservation measures, default under guarantee contract and required to remove the guarantee contract, etc.

9. The lender has the right to conduct on-site or off-site due diligence on the borrower, conduct post-loan inspection on the borrower's business status, financial status, external guarantee, use of loan funds, repayment, etc., and the borrower has the obligation to actively cooperate with the lender

Bank loan payment management, post-loan management and related inspection.

10. The Lender has the right to recover the borrowing funds under this Contract in advance according to the fund withdrawal of the borrower. 11. Special agreements on Group customers (applicable to Group customers).

If the Borrower is a customer of the Group, the Borrower hereby undertakes to:

(1) The Borrower shall timely report the related transactions of more than 10% of the net assets of the actual recipient, including: ① the related relationship of the transaction parties; ② transaction items and the nature of the transaction; ③ transaction amount or the corresponding proportion; ④ pricing policy (including transactions with no amount or only symbolic amount).

(2) If the actual recipient has the following circumstances, the borrower shall be deemed to breach the contract, and the lender shall have the right to unilaterally decide to cancel or withdraw the credit extension or require the customer to add 100% margin: ① Provide false materials or conceal important financial facts; ② Change the original purpose without the consent of the lender, misappropriate the credit extension or conduct illegal or illegal transactions; ③ Use false contracts with related parties without actual trade

Easy background of notes receivable and accounts receivable are discounted or pledged by the bank to obtain bank funds or grant credit; ④ refuses to accept the supervision and inspection of credit funds and related operation financial activities; ⑤ has major mergers, acquisitions and reorganization, which the lender thinks may affect credit security; ⑥ intends to evade the bank's debt through related transactions. 12. Special guarantees, commitments and agreements on green credit (applicable to nuclear power plants, large hydropower stations and water conservancy projects

Project, resources mining projects such as its construction, production, business activities may seriously change the original environment and adverse environment and social consequences is not easy to eliminate the borrower, as well as oil processing, coking and nuclear fuel processing, chemical raw materials and chemical manufacturing and its construction, production, nylon camp activities will produce bad

environment and social consequences but easier through slow release measures to eliminate the borrower):

(1) The Borrower undertakes to submit environmental, social and governance risk reports to the Lender and declare and guarantee the strengthening of such risk management, including: ① Internal management documents related to environmental, social and governance risks comply with the requirements of laws and regulations; ② there are no major litigation cases related to environmental, social and governance risks;

(2) The Borrower undertakes to accept the supervision of the Lender, Strengthening environmental, social, and governance risk management, Including: ① Commitment to all behavior and performance compliance related to environmental, social and governance risks; ② Commmise to establish and improve the internal management system of environmental, social and governance risks, The responsibilities, obligations and punishment measures of the relevant responsible personnel of the borrower are detailed; ③ Committed to establish and improve the environmental, social and governance risk and emergency response mechanisms and measures; ④ Commitment to set up specialized departments and / or designate specialized personnel responsible for environmental, social and governance risks; ⑤ Commitment to cooperate with the lender or its recognized third party in the assessment and inspection of the borrower's environmental, social and governance risks; ⑥ In the face of strong doubts from the public or other stakeholders about the performance of borrowers in controlling environmental, social and governance risks, Commmise to respond appropriately or take other necessary actions; ⑦ Promise to urge the borrower's vital related parties to strengthen management, Prevent the transmission of environmental, social and governance risks from related parties

Borrower: ⑧ Commitment to perform other matters deemed by the Lender as related to the control of environmental, social and governance risks:

(3) The Borrower promises to timely and fully inform the lender in case of the following circumstances: ① All kinds of permits, approval and approval related to environmental, social and governance risks in the process of commencement, construction, operation and shutdown; ② The assessment and inspection of the environmental, social and governance risks by the environmental, social and governance risk regulatory agency or its approved agency: ③ the construction and operation of supporting environmental facilities; ④ Discharge and compliance of pollutants: the safety and health of ⑤ employees; ⑥ significant complaints and protests from adjacent communities against borrowers: ⑦ significant environmental and social claims; ⑧ Major circumstances considered by other lenders that are related to environmental, social and governance risks;

(4) If the Borrower and the actual recipient have the following circumstances, the Borrower shall be deemed to have default under this Contract: ① the Borrower's statements, guarantees and commitments concerning the environmental, social and governance risk management are not carefully fulfilled: ② the Borrower is punished by the relevant government departments for the poor management of the environmental, social and governance risks; ③ the Borrower is strongly questioned by the public; ④ other default events concerning the environmental, social and governance risk management agreed between the Lender and the Borrower, including cross-default events;

If the borrower has the above default event, the Lender has the right to unilaterally decide: ① cancel the credit commitment; ② stops the loan until the borrower takes the satisfactory rescue measures of the lender; ③ recovers the allocated loan in advance; ④ exercises the relevant pledge right and other penalty measures in advance when the loan cannot be repaid: ⑤ other punishment measures agreed by the Lender and the Borrower.

13. The Borrower undertakes not to violate the new hidden debts of the local government, otherwise the Lender has the right to immediately suspend / terminate the Borrower's withdrawal, and has the right to declare the

part or all of the issued loans due in advance. At the same time, the lender has the right to report the relevant information

Inform information to the relevant regulatory authorities.

14. Confirmation and consent by the borrower, The Lender has the right to assess the money laundering risk of the transactions involved under this Contract in accordance with the applicable anti-money laundering laws and regulations and the internal management requirements, If the borrower violates the lender's anti-money laundering management regulations, Or the lender has reasonable reasons to suspect that the borrower and / or transactions under this contract suspected of participation in the United Nations security council, anti-money laundering financial action task force, China, the United States, the European Union, Britain, Singapore and other international organizations or countries that money laundering, sanctions, terrorist financing or weapons of mass destruction proliferation financing activities, export control, or tax evasion and other illegal behavior, The lender has the right to take necessary control measures in accordance with the anti-money laundering regulations and internal management regulations of the People's Bank of China. At the same time, the Lender has the right to directly restrict or suspend all or part of the business under this Contract without notifying the Borrower, the right to announce the early maturity of the loan, the right to terminate this Contract without any liability, and the right to require the Borrower to bear all losses caused to the Lender.

15. The borrower agrees and irrevocably authorizes: the lender shall, in accordance with the regulations on the Administration of Credit Investigation Industry and other relevant laws and regulations and the requirements of regulatory regulations, as well as the collection requirements of the basic financial credit information database established by the state

The right to provide the information about all contracts / agreements / commitments signed by the borrower and the lender, including the performance information of all the contracts / agreements / commitments above, and the basic enterprise information and other information provided by the borrower to the state for inquiry and use; the lender shall also have the right to inquire and use the credit information of the borrower in the basic database established by the state. The authorization matters cover all aspects of the necessary business management of the lender before and after the signing of this Contract, and the validity period shall become invalid with the actual termination of this Contract.

16. The borrower in this confirmation, it has fully understand and aware of the lender against its employees use position to seek any form of interest position, and commitment will be in line with the honest fair principle to avoid such situations, not to the lender employees to provide any, the form of kickbacks, gifts, securities, valuables, rewards, private expense compensation, private travel, high consumption entertainment and other improper interests.

Article 9 Dededuction agreement

1. The Borrower agrees that, when any debt is due and payable in connection with the loan under this Contract, the Lender has the right to directly deduct the funds raised in the repayment reserve account opened by the borrower in Shanghai Pudong Development Bank Co., Ltd. to pay off the debts due and payable. If the funds in the repayment reserve account are insufficient to pay off the debts, the lender shall have the right to deduct the funds from any other accounts opened by the borrower in the branches of Shanghai Pudong Development Bank Co., Ltd.

2. The lender has the right to use the proceeds to pay off the principal of the loan, interest or other expenses. If there are multiple creditor's rights due and unpaid at the same time, the lender shall decide the order of repayment of the creditor's rights.

3. If the deducted proceeds are inconsistent with the currency to be repaid, they shall be handled in the following ways:

(1) If the currency of the loan is RMB, the principal and interest of the loan shall be repaid after the settlement of the purchase price of the exchange of the applicable deduction amount announced at the time.

(2) If the currency of the loan is non-RMB and the currency deducted is RMB, the principal and interest of the loan shall be paid off on the basis of the exchange of the applicable currency of the loan announced at the time.

(3) such as borrowing currency and deduction currency are not RMB and inconsistent, then according to the lender announced the deduction of the applicable deduction currency and RMB exchange price exchange into RMB, then according to the lender announced the loan currency and RMB exchange offer foreign exchange converted into borrowing currency, repay the loan principal and interest.

Article 10 Proof of a claim

In accordance with its usual business practice, the Lender maintains the accounting accounts on its accounting books in relation to the business activities involved in this contract to prove the amount of the loan. The valid vouchers of the borrower recognizing the loan creditor's rights under this contract shall be subject to the accounting vouchers or other valid certification materials issued and recorded by the lender in accordance with its own business provisions.

Article 11 The address of delivery

1. The Lender confirms that the address listed on the first page of this Contract is the valid address for service. The notice from the Borrower directly delivered or mailed to the Lender shall be sent to the address listed on the first page of this Contract until the Lender announces the change of the address. The Borrower agrees that all notices sent to the Lender shall be deemed to have been served upon actual receipt by the Lender.

2. The Borrower confirms that the address, fax, email and other service information listed on the first page of this Contract are the valid mailing or electronic service address. For all kinds of notice and other documents of non-litigation under this Contract, and any litigation arising from this Contract (package

The first instance, second instance and retrial any litigation procedure and execution procedure) in the process of the letter, summons, notice, as long as to mail or fax, email, sent to the contract page listed mail or electronic service address shall be deemed to be served, the specific date of service in the civil procedure law on the provisions of the date of service. The above change in the address of mail or electronic service address shall not have legal effect without advance notice to the Lender, and the service address confirmed in this Contract shall still be regarded as a valid service address.

Article 12 Event of breach of contract and handling

1 .event of default

Any default of the borrower against the lender occurs in any of the following circumstances:

(1) Any representations and warranties made by the Borrower, or by any notice, authorization, approval, consent, certificate and other documents made hereto are incorrect or misleading, proved incorrect or misleading, or proved to be invalid or revoked or have no legal effect.

(2) The Borrower has violated any of the other matters agreed upon by the Parties in Part 1 (if any) or any provisions of Article 8 of Part 2.

(3) The Borrower has a material cross-default event, including but not limited to the violation of any other loan, loan contract or agreement signed by the Borrower, or the other loan contract and agreement signed by the Borrower.

(4) The investor of the borrower withdraws funds, transfers assets or transfers the equity without authorization.

(5) The guarantor has or will no longer have the ability to provide the guarantee corresponding to the loan, or violates the security documents signed by it.

(6) The borrower stops business, stops production, closes, closes business for rectification, reorganization, liquidation, taken over or custody, dissolution, business license is revoked or cancelled or bankrupt.

(7) The financial condition of the borrower or the guarantor deteriorates, causing serious difficulties in operation, or causing events or circumstances that adversely affect its normal operation, financial condition or solvency.

(8) The Borrower or its controlling shareholders, actual controller or its affiliates involved in major litigation, arbitration or its material assets are seized, seized, frozen, enforced, or taken other measures with the same effect, or its legal representative / head, directors, supervisors or senior managers involved in litigation, arbitration or other compulsory measures lead to adversely affect the Borrower's solvency.

(9) Failure to repay the principal and interest on time or failure to use the loan for the agreed purpose.

(10) Failing to pay the loan funds in the agreed way.

(11) The documents submitted by the loan application are false and incorrect.

(12) It does not meet or exceed the relevant financial indicators agreed herein.

(13) Assets in the repayment reserve account within any repayment date hereunder and three (3) days before it

The gold balance is lower than the amount of principal and interest repayment payable by the borrower in the current period.

(14) Abnormal fund flow in the general settlement account / fund withdrawal account.

(15) The borrower is suspected of participating in money laundering, sanctions, terrorist financing or weapons of mass destruction proliferation financing, export control,

Tax evasion and other illegal activities.

(16) The borrower illegally increases the hidden debt of the local government.

(17) The Borrower has other violations of this Contract sufficient to hinder the normal performance of this Contract, or otherwise damages the Lender

An act of

legitimate

interest. 2.

Handling

of breach

of

contract

(1) In the event of one or more of the defaults listed in the current paragraph, the Lender may take one or more of the following measures as appropriate:

① Request the borrower to correct within a time limit.

② Cancel the unused loan of the borrower, and stop issuing and paying the unused loan of the borrower.

③ Announce that all or part of the loan principal of the loan under this Contract shall mature immediately and in advance, and require the immediate repayment of part or all of the loan, settle the interest owed, and make immediate recourse from the guarantor or the borrower in various forms.

④ To overdue loans and misappropriated loans calculated penalty interest, and compound interest.

⑤ Withdeduction from any account opened by the borrower in each branch of Shanghai Pudong Development Bank Co., Ltd.

⑥ Require the borrower to supplement the loan issuance and payment conditions, or change the loan payment method.

⑦ The borrower is required to provide other guarantees approved by the lender.

⑧ Other necessary measures as stipulated by the law.

(2) In addition to the above measures, the lender may also require the borrower to bear the liability for breach of contract and require the borrower to pay for the breach

Gold (see part I of this contract for the calculation method of liquidated damages). If the liquidated damages are insufficient to cover the losses suffered by the lender, the loan shall be made

The person shall compensate the lender for all the losses suffered thereby.

(3) If the borrower fails to repay the principal and pay the interest in full and on time, it shall also bear all the expenses paid by the lender for the realization of the creditor's rights and security rights, including but not limited to collection fees, litigation expenses, attorney's expenses, travel expenses and various other expenses payable.

Article 13 Effectiveness, alteration and rescission

1. This contract shall be signed (or sealed) by the legal representative or its authorized agent of the borrower and affixed with the official seal, and signed (or sealed) by the legal representative (responsible person) of the lender or its authorized agent and affixed with the official seal (or special seal for contract)

It shall take effect and terminate after the repayment of all claims under this contract.

2. After this Contract comes into force, neither party shall alter or terminate this Contract in advance without authorization. If the Contract needs to be modified or rescinded, both parties shall negotiate and reach a written agreement.

Article 14 Other clauses

1 .definition

(1) "All creditor's rights" under this Contract refers to the principal of the loan, interest, liquidated damages and various expenses incurred for the realization of the creditor's rights.

(2) The term "interest" under this Contract, including interest, penalty interest and compound interest.

(3) The "bank business day" under this Contract refers to the usual opening day of the lender for the business of the place where the lender has his domicile, excluding Saturdays and Sundays (except for business adjustment due to holidays) or other statutory holidays.

2. The applicable laws

This Contract shall be governed by and construed by the laws of the People's Republic of China (for the purposes of this Contract, here excluding the laws of the Hong Kong Special Administrative Region, the Macao Special Administrative Region and the Taiwan Region).

3. Dispute resolution

All disputes concerning this Contract shall be settled through friendly negotiation; if the negotiation fails, a lawsuit shall be brought to the local people's court of the Lender. During the dispute period, the parties shall continue to perform the provisions without the dispute.

4 . sundry

(1) If matters not covered herein need to be supplemented, both parties may agree upon and record them in the first part of this Contract, or they may reach a separate written agreement as an appendix to this Contract. The annex to this Contract (see Part I hereof) is an integral part of this Contract and shall have the same legal effect as the text of this Contract.

(2) during the validity period of this contract, the lender to any of the borrower default or other behavior to grace or delay action, can not damage, influence or limit the lender according to law or as the creditor shall enjoy all rights or rights, benefit, nor as the lender to the borrower in violation of this contract, more can not be abandoned as the lender to the borrower

Right to act with or for future breach of contract.

(3) The invalidity of any one provision of this Contract shall not affect the validity of any other provision of this Contract. If this Contract is invalid for any reason, the Borrower shall still be liable for repaying all the debts owed to the Lender under this Contract. If the above situation happens, the loan

The person has the right to immediately terminate the execution of this Contract and may immediately recover from the Borrower all debts owed by the Borrower under this Contract.

(4) The Lender may assign all or part of its rights and / or obligations under this Contract and, in such case,

The transferee shall enjoy and / or assume the same rights and / as a party hereto

Or obligation. After receiving the notice of the lender concerning the assignment of the creditor's rights, the borrower shall be liable to the transferee in accordance with the provisions of this Contract.

(5) Unless otherwise specified in this Contract, the relevant terms and expressions in the appendix to this Contract shall have the same meaning as this Contract.

(6) The title under this Contract is for reference only and shall not be the basis for the contents under such title.(No text below on this page)

(This page is a signed page with no text)

SPD BANK 浦发银行

This Contract is provided by the Borrower and the Lender 2024 0 April 10 Signed on the day. The Borrower confirms that at the time of signing this Contract, the parties have explained and discussed all the full terms in detail, and the parties have no doubt about the full terms of the contract, and have an accurate understanding of the legal meaning of the rights and obligations and limitations or exemptions of liability.

Borrower (official seal)

Lender (official seal or special seal for contract)

Legal representative or authorized agent (signature or seal)

Legal representative / person in charge or authorized agent (signature or seal)

140

4102~~151407

ZDZCFDC1

Annex 1:

Application for withdrawal under Working Capital Loan Contract (applicable to no special account for working capital loan)

No.: 95082024280509

Shanghai Pudong Development Bank Co., Ltd short for Hangzhou State in peaceful branch Line,

Since our company and your bank signed the "Working Capital Loan Contract" (numbered [95082024 280509] on April 1 0,2024, and according to the withdrawal plan agreed in the loan contract, our company plans to withdraw the first batch of money on April 1 0,2024, namely human being the people Coin (currency) one hundred thousand only (in words).

According to the provisions of the loan contract, the amount shall be payable to the general settlement account opened by the borrower in Shanghai Pudong Development Bank Co., Ltd., called Hangzhou an ancient administrative division new son photoelectricity a branch of academic or vocational study skill have limit state-owned take charge of The account number is: 95080078801000002147

We hereby confirm that no event or situation has occurred as of the date of issuing of this application, which constitutes an event of default under the loan contract. We further confirm that all representations, warranties and commitments specified in the Loan Contract have been fulfilled and that all applicable conditions specified in the Contract have been met.

For this payment, we hereby apply to your bank for the following (one) Payment of loan funds in different way:

(I) Entrusted payment methods of all the Lenders:

(1) Our company has submitted to your bank the following relevant materials in accordance with the agreement of the loan contract:

The Business Contract and written documents truly reflecting the payment obligations of the borrower related to the purpose of the loan:

If the corresponding invoice or receipt cannot be obtained at the same time, the borrower shall submit the corresponding invoice or receipt in time after the completion of the payment;

☑ Legal and valid payment vouchers;

☑ Other This loan is used to repay the principal of the loan under the Working Capital Loan Contract under the original contract number (95082023280593).

Your bank will agree on the loan contract and agree on April 10, 2024 The principal of the proposed loan shall be transferred to the following account of the transaction object according to the following requirements:

order number	amount of money	name in an account book	bank of deposit	account number
1	RMB one million and four hundred thousand yuan only	Hangzhou Xizi Photoelectric Technology Co., LTD	Shanghai Pudong Development Bank Shares, share Co., Ltd. Hangzhou Lin'an Sub-branch	95080078801000002147

(II) The independent payment method of all the borrowers:

Our company has submitted to your bank the following relevant materials conforming to the agreement of the loan contract:

The Business Contract and written documents truly reflecting the payment obligations of the borrower related to the purpose of the loan:

Description of the payment details: /
:

Okada he /

(3) Payment entrusted by some lenders and independent payment by some borrowers:

(1) The amount entrusted payment by the lender in the principal amount of the loan is: /

The amount independently paid by the borrower is: L

(2) Our company has submitted the following relevant materials to your bank in accordance with the contract provisions:

The business contract and the written documents truly reflecting the payment obligations of the borrower related to the purpose of the loan;

If the corresponding invoice or receipt cannot be obtained at the same time, the borrower shall submit the corresponding invoice or receipt in time after the completion of the payment;

Legal and valid payment certificate;

description of the payment details;

Okada Other /

(3) Please review and approve the loan in the following year / month / day in accordance with the provisions of the loan contract

The amount entrusted by the lender in the principal is transferred to the following account of the transaction subject under the following requirements:

order number	amount of money	name in an account book	bank of deposit	account number
		/		

Our company hereby confirms that the payment method adopted for the above loan will be subject to the approval of your bank, and your bank has the authority

Review and adjust the payment method according to the provisions of the loan contract. Please approve.

proposer: official seal) Legal representative or its authorized agent: (signature or seal)

April 10, 2024

Shanghai Pudong Development Bank Hangzhou Branch service address confirmation letter

Loan category	Working capital loan contract	contract number	95082024280509
Fill in the delivery, reach the address, confirmation, notification, matters and, should bear the legal responsibility	According to the law of the People's Republic of China civil procedure law, the Supreme People's Court on the court by mail to civil litigation documents several provisions, Zhejiang province higher people's court on the civil and commercial cases litigation documents of several provisions (trial) regulation, the financial parties to the contract subject consultation, When the instrument specified in this confirmation needs service, the above provisions shall voluntarily apply and bear the rights and obligations and legal responsibilities arising therefrom: 1. The confirmed service address is applicable from the establishment of the debt to the completion of the execution of the court proceedings (including the first instance, the second instance and the retrial); the confirmation agrees that the court shall serve the collection documents of the litigation and the execution documents at the confirmed address. 2. The Borrower and the Guarantor voluntarily undertake to confirm the address of service of the borrower as the address of service of the above documents. When the document is served at the service address provided or confirmed, the recipient served is the legal person or other organization, and the legal representative of the legal person, the main person in charge of the other organization, or the person responsible for the receipt such as the office, mail room or duty room of the legal person or other organization shall be the recipient. If the person being served is a natural person, the recipient and the adult family member or the person with close contact with him (i. e., the adult family member, the identified person, the employee, the owner, the lessor or the property management department of the residence) shall be the recipient. If the above-mentioned personnel sign for receipt, they shall be deemed to sign for receipt legally and shall bear the legal responsibility for service. 3. If the service address provided or confirmed is not accurate, the address change of address is not informed in time or the recipient involved in Article 2 refuses to sign, so the above documents are not actually accepted, the borrower and the guarantor voluntarily confirm the document as the date of service and bear the legal responsibility		

	for the service.
address for service	1. I confirm that the following addresses are addresses of service: Address: No.19, Feicui Road, Jinnan Street, Lin'an District, Zhejiang Province To: Meng Yanling Tel.: 637357766 2. The address of the following agent is designated as the address of service: address: 3. I specify the following modern communication methods as the service address: E-mail: 4. Other contact information
Place of service, address confirmation statement	Statement: the Borrower or the Guarantor has read the confirmation notification and understood its legal liability; the Borrower or the Guarantor undertakes that the address provided and confirmed is accurate and valid. Signature, seal or seal of Borrower / Guarantor: On April 10,2024